UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

(Address of principal executive offices)          (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

SEMI-ANNUAL REPORT

May 31, 2020

(Unaudited)

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.tanaka.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TANAKA GROWTH FUND

SHAREHOLDER LETTER

May 31, 2020 (UNAUDITED)

Dear Fellow Shareholder,                                                                              July 20, 2020

Many are wondering why the stock market has rebounded so quickly with over 30 million Americans out of work and new COVID-19 cases again reaching record highs.  The short answer is that investors are discounting 6-9 months ahead that there will be effective vaccines for the virus allowing workers to come back to work – and consumers to come back to spend.  In the meantime, investors are comforted that the Federal Reserve will step in to support the economy if it deteriorates much further.

Building a Durable Foundation in Tech and Biotech

We are fortunate that the TANAKA Growth Fund is up 10.4% year-to-date (vs. a 1.7% gain in the S&P 500) as of July 20th.  For over 30 years we have focused on research and investing in the Technology sector and this year we have benefitted again from our Tech holdings, including Apple, semiconductor companies, Tesla, Qualcomm and Amazon.  What is different this year is we have also finally benefitted from our Biotech holdings, including Amyris, Corcept, Ionis and Catalyst.  Tech and Biotech have proven to be relatively immune to the COVID crisis as society is employing more technology to “Work and Shop from Home,” and patients continue to need their medicines.  Ironically, we believe that our portfolio is also set up well for the future as many of our Tech and Biotech companies are well positioned to emerge from the crisis with above average growth opportunities in the years ahead as they innovate and harvest their research pipelines.

While we have always had a strong commitment to Technology which has offered more innovation and profit growth over the decades than other industries, we are finally getting a return on some of our Biotechnology investments.  Admittedly, we started 3 years too early in Biotech, but we did spend the time and resources to develop a core competency in Biotech as we understood early on that breaking the code on the genome and many scientific advancements in biotechnology would result in new breakthrough medicines that would be of enormous value to the public.  We are confident that our commitment and understanding of Technology and Biotechnology will provide a strong foundation for us to continue to discover some of the best companies in two of the fastest growing, most innovative platforms for economic growth for many years to come. We anticipate Technology to continue to be our largest weighting (41% currently).

Proactively Contributing Independent Research as Wall Street Research Shrinks

We believe that the quantity and quality of Wall Street research will continue to decline due to the ongoing squeeze on broker commissions.  This creates opportunities for investors like us to identify misunderstood companies and do our own research and meet company managements.  However, it also means that more companies will suffer from the lack of Wall Street research coverage and become vulnerable to short-sellers

TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2020 (UNAUDITED)

spreading false rumors.  We felt that one of our companies was particularly misunderstood and decided to become more pro-active about getting out the truth.  We investigated Seeking Alpha, a leading public research portal with over 15 million viewers, and found their process for screening contributors and articles more rigorous than we expected, which encouraged us to give it a try.

Our article compares Amyris with Tesla as we had been early visitors of both companies, understood their superior technology platforms and felt that short sellers were grossly inaccurate in describing both of their prospects.  Our report, “Why Amyris Could Be the Next Tesla,” was published by Seeking Alpha on May 29th, and it was very well received by the readers of Seeking Alpha.  Since the publication of our article, Amyris shares have done well and the company has also completed a large offering. We are pleased at how Amyris has performed, we continued to believe in the company, and we continue to own it in our portfolio.

We expect that Wall Street broker issued research to continue to decline and that higher quality, independent online research portals like Seeking Alpha will have an increasing opportunity to improve information flow and achieve more accurate price discovery in the stock market in the years ahead.  We may from time to time issue additional research to foster a more accurate understanding of our companies.

Continuing Our Long-Term Plan to Upgrade Quality and Reduce Risk

We have indicated over the last 1 ½ years that we would be implementing a strategic plan to upgrade quality and reduce risk given the record long 10 years of economic expansion.  Consistent with these goals, last year we trimmed some of our riskier Biotechs and bought Amazon.  Late last year and early this year, as some of our holdings appreciated and became oversized, we took gains, so we fortunately entered the downturn with more cash than usual.

The sharp market decline in February/March took down virtually all stocks which afforded us the opportunity to redeploy our extra cash into some of the higher quality Growth stocks that had been had been too expensive in the past but became more attractively valued.  We upgraded and diversified the Fund into larger, less volatile companies like Accenture, MasterCard and Carlyle.  We will continue our long-term plan to gradually move to larger, lower risk Growth stocks while maintaining exposure to small and mid-cap companies with faster growth potential.

Economic and Investment Outlook

We expect the economy to struggle in a low growth mode with high unemployment until vaccines are developed for the COVID-19 virus.  The timing and pace of an economic recovery in the U.S. will depend most importantly upon the successful development and

TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2020 (UNAUDITED)

deployment of a vaccine – or more likely the need for more than one vaccine.  We believe that safe and effective vaccines can be developed by early next year, with a possibility that the first vaccine could be proven effective by the Fall or the end of this year.  In the meantime, premature re-openings of the economy by aggressive states in the South and West have raised the odds of another economic slowdown occurring over the next few months as some states will likely need to shut down again.  In addition, uncontrolled outbreaks in Brazil, India and other less developed countries could have further repercussions globally. While November elections in the U.S. add additional uncertainty, we are encouraged that the markets seem to be less concerned over the outcome of the elections, probably given that the economy has done fairly well in recent years under Democratic leadership.

Review of 2nd Quarter 2020

In the Fund’s fiscal 2nd Quarter ending 5/31/20, the Fund was up 2.9% vs. a total return of 7.5% for the Wilshire 2500 Growth index. In the calendar 2nd Quarter ending 6/30/20, the Fund increased 30.5% vs. a gain of 27.5% for the Wilshire 2500 Growth index. Gains in our technology-focused Auto and Consumer Discretionary companies, 5G-driven Tech companies and Industrial Biotech holding were partially offset by declines in our defensive Consumer Staples holdings and hedge position in an inverse-S&P 500 ETF.

Tesla’s shares were up over 100% in the quarter as the company reported a surprise 1st Quarter profit and maintained its full-year delivery guidance despite COVID-related disruptions. Demand for its Electric Vehicles have proven to be more resilient than that of traditional autos at a time when the company is rolling out its new Model Y midsize SUV and approaches the start of production for its Semi trucks. Amazon outperformed as the company continued to benefit from heightened demand on its e-commerce platform and for its AWS cloud-computing services, trends that we believe will continue well beyond the end of the pandemic. Apple and Qualcomm also gained in the quarter as the 5G rollout continues to advance with a strong rebound in Chinese smartphone demand post-lockdown potentially foreshadowing better than expected consumer demand for upcoming 5G launches this Fall/Winter.

Amyris was up almost 67% in the quarter as the company shored up its financial position with a capital raise that fully funds the company to cash flow breakeven and enables significant debt reduction. Its core businesses are exceeding expectations with its clean beauty and baby care brands experiencing accelerated growth bolstered by timely new products such as hand sanitizer.

Our Consumer Staples holdings were laggards in the quarter as defensive stocks fell out of favor on easing virus and economic concerns. While we sold our Altria shares, we believe that Philip Morris is attractively positioned given its dividend yield and expanding international launches of reduced risk tobacco products, which are higher

TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2020 (UNAUDITED)

margin and less harmful to consumers’ health. Aflac also lagged the broader portfolio as headwinds from a low interest rate environment persisted in the 2nd Quarter while our inverse-S&P 500 ETF holding declined as stocks continued moving higher. In addition to providing some protection against possible corrections in equities, this hedge position effectively reduces portfolio volatility and allows us to remain relatively fully invested in our favorite long-term holdings.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA. TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

Benjamin Bratt

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

 369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail: tanaka@tanaka.com

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

May 31, 2020 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Performance through May 2020

Comparison of the Growth of a $10,000 Investment in the

TANAKA Growth Fund, Class R and the Wilshire 2500 Growth Index

TANAKA Growth Fund (TGFRX)

Through May 31, 2020

TANAKA Growth Fund, Class R $21,010
Wilshire 2500 Growth $39,705
$41,000
$36,000
$31,000
$26,000
$21,000
$16,000
$11,000
$6,000
Value
Inception Date 12/30/98
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Date

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	11-30-19 to 05-31-20	05-31-19 to 05-31-20	05-31-15 to 05-31-20	05-31-10 to 05-31-20	12-30-98 to 05-31-20
R-Share	-2.31%	8.16%	-3.15%	4.93%	3.19%
Wilshire 2500 Growth	3.90%	21.12%	12.07%	14.73%	6.48%

 The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through May 31, 2020.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Wilshire 2500 Growth Index is a benchmark of the large and small-sized growth companies in the US equity market. It is a float-adjusted, market capitalization-weighted derivative index of the Wilshire 2500 Index.

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

May 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
41.26%
Cash Equivalent
0.02%
Communications
1.84%
Consumer
Discretionary
5.21%
Consumer Staples
3.37%
Exchange Traded
Fund
2.12%
Financials
12.56%
Health Care
15.77%
Industrials
5.23%
Materials
12.62%

Sectors are based on Bloomberg® classifications.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2020 (UNAUDITED)

Shares		Value

COMMON STOCKS - 96.83%

Accident & Health Insurance - 4.77%
12,100	Aflac, Inc.	$ 441,287

Air Transportation, Scheduled - 1.47%
3,972	Alaska Air Group, Inc.	135,803

Beverages - 1.42%
1,000	PepsiCo, Inc.	131,550

Cigarettes - 1.93%
2,435	Philip Morris International, Inc.	178,632

Electronic Computers - 21.00%
6,107	Apple, Inc.	1,941,660

Industrial Organic Chemicals - 9.51%
235,692	Amyris, Inc. *	879,131

Investment Advice - 1.91%
6,375	Carlyle Group, Inc.	176,332

Measuring & Controlling Device - 5.66%
16,833	Onto Innovation, Inc. *	523,170

Miscellaneous Metal Ores - 2.49%
164,445	NexGen Energy Ltd. (Canada) # *	229,868

Motor Vehicle Parts & Accessories - 3.74%
2,370	Honeywell International, Inc.	345,665

Motor Vehicles & Passenger Car - 2.19%
243	Tesla Motors, Inc. *	202,905

Pharmaceutical Preparations - 15.69%
9,730	BeyondSpring, Inc. *	165,410
98,703	Catalyst Pharmaceuticals, Inc. *	425,410
26,710	Corcept Therapeutics, Inc. *	404,389
8,115	Ionis Pharmaceuticals, Inc. *	456,144
		1,451,353
Radio & TV Broadcasting & Communications Equipment - 5.36%
6,123	Qualcomm, Inc.	495,228

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

Shares		Value
Retail-Catalog & Mail-Order Houses - 2.98%
113	Amazon.com, Inc. *	275,988

Security Brokers, Dealers & Flotation Companies - 4.00%
7,752	Stifel Financial Corp.	$ 369,848

Semiconductors & Related Devices - 4.17%
19,190	Tower Semiconductor Ltd. (Israel) # *	385,911

Services-Business Services - 3.84%
925	Accenture PLC Class A (Ireland) #	186,498
560	MasterCard, Inc. Class A	168,498
		354,996
Services-Computer Programming, Data Processing, Etc. - 0.54%
220	Facebook, Inc. Class A *	49,520

Specialty Chemicals - 2.86%
1,400,668	Nanoco Group Plc. (United Kingdom) # *	264,824

Television Broadcasting Stations - 1.30%
5,775	ViacomCBS, Inc. Class B	119,773

TOTAL FOR COMMON STOCKS (Cost $6,649,224) - 96.83%		8,953,444

EXCHANGE TRADED FUND - 2.11%
14,975	ProShares UltraPro Short S&P500	195,424
TOTAL FOR EXCHANGE TRADED FUND (Cost $252,639) - 2.11%		195,424

WARRANT - 0.57%
39,800	Amyris, Inc. 4/29/2021 @ $5.02 (Notional Value $148,454) (a) * +	52,576
TOTAL FOR WARRANT (Cost $0) - 0.57%		52,576

SHORT-TERM INVESTMENTS - 0.02%
1,972	Huntington Conservative Deposit Account 0.15% **	1,972
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $1,972) - 0.02%		1,972

TOTAL INVESTMENTS (Cost $6,903,835) - 99.53%		9,203,416

ASSETS IN EXCESS OF OTHER LIABILITIES, NET - 0.47%		43,850

NET ASSETS - 100.00%		$ 9,247,266

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at May 31, 2020.

# Total market value for foreign common stock is $1,067,101, representing 11.54% of net assets.

(a) Level 3 Security.  See Note 3.

+ The notional amount is calculated by multiplying outstanding shares by the spot price at May 31, 2020.

The accompanying notes are an integral part of these financial statements.

As of May 31, 2020, the diversification of countries was as follows:

Country	Percentage of Net Assets

Canada	2.49%
Ireland	2.02%
Israel	4.17%
United Kingdom	2.86%
United States	87.99%
99.53%

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2020 (UNAUDITED)

Assets:
Investments, at Value (Cost $6,903,835)	$ 9,203,416
Receivables:
Dividends and Interest	6,843
Portfolio Securities Sold	46,156
Prepaid Expenses	14,628
Total Assets	9,271,043
Liabilities:
Due to Advisor	7,390
Directors' Fees	1,247
Shareholder Redemptions	322
Other Accrued Expenses	14,818
Total Liabilities	23,777
Net Assets	$ 9,247,266

Net Assets Consist of:
Capital Stock	$ 4,748
Paid-In Capital	7,757,806
Distributable Earnings	1,484,712
Net Assets, for 474,805 Shares Outstanding	$ 9,247,266

Net Asset Value and Offering Price Per Share	$ 19.48

Minimum Redemption Price Per Share ($19.48*0.98) (Note 7) (a)	$ 19.09

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occurring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the six months ended May 31, 2020 (UNAUDITED)

Investment Income:
Dividends	$ 50,466
Money Fund Dividends	953
Total Investment Income	51,419

Expenses:
Advisory	45,877
Transfer Agent	18,962
Distribution (12b-1) Fees	11,469
Directors' Fees	3,808
Legal	9,100
Audit	7,131
Printing and Mailing	10,605
Administrative	4,588
Registration	5,436
Custody	4,488
Miscellaneous	4,990
Insurance	3,080
Total Expenses	129,534
Fees Waived and/or Reimbursed by the Advisor (Note 5)	(17,012)
Net Expenses	112,522

Net Investment Loss	(61,103)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments and Foreign Currency Transactions	170,721
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(369,970)
Net Change in Unrealized Appreciation on Warrant Transactions	7,164
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:	(192,085)

Net Decrease in Net Assets Resulting from Operations	$ (253,188)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2020	11/30/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (61,103)	$ (144,312)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	170,721	(506,417)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currency and Warrant Transactions	(362,806)	834,373
Net Increase (Decrease) in Net Assets Resulting from Operations	(253,188)	183,644

Capital Share Transactions (Note 7)	(465,541)	(1,004,937)

Total Decrease	(718,729)	(821,293)

Net Assets:
Beginning of Period	9,965,995	10,787,288

End of Period	$ 9,247,266	$ 9,965,995

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

	(Unaudited)
	Six Months
	Ended		Years Ended
	5/31/2020		11/30/2019	11/30/2018	11/30/2017	11/30/2016	11/30/2015

Net Asset Value, at Beginning of Period	$ 19.94		$ 19.52	$ 22.58	$ 20.46	$ 22.92	$ 19.37

Income From Investment Operations:
Net Investment Loss *	(0.13)		(0.27)	(0.33)	(0.35)	(0.23)	(0.31)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.33)		0.69	(2.73)	2.47	(2.23)	3.86
Total from Investment Operations	(0.46)		0.42	(3.06)	2.12	(2.46)	3.55

Redemption Fees ***	-		- †	-	-	-	-

Net Asset Value, at End of Period	$ 19.48		$ 19.94	$ 19.52	$ 22.58	$ 20.46	$ 22.92

Total Return **	(2.31)%	(b)	2.15%	(13.55)%	10.36%	(10.73)%	18.33%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,247		$ 9,966	$ 10,787	$ 14,402	$ 14,775	$ 17,982
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.81%	(a)	2.66%	2.29%	2.29%	2.29%	2.20%
Ratio of Net Investment Loss to Average Net Assets	(1.69)%	(a)	(1.65)%	(1.53)%	(1.57)%	(1.13)%	(1.20)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.45%	(a)	2.45%	2.29%	2.29%	2.31%	2.44%
Ratio of Net Investment Loss to Average Net Assets	(1.33)%	(a)	(1.44)%	(1.53)%	(1.57)%	(1.15)%	(1.44)%
Portfolio Turnover	9.49%	(b)	4.94%	18.94%	19.21%	76.98%	37.05%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period/year.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

†  Amount less than $0.005 per share.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2020 (UNAUDITED)

NOTE 1. ORGANIZATION

The TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The Fund's performance may be affected disproportionately by the performance of relatively few stocks.  In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal or excise tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2016-2018 returns and expected to be taken in the Fund’s 2019 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdiction as U.S. Federal and the state of Maryland.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized as Level 1.

Derivative Instruments (warrants) - The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock. Derivative transactions which are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Warrants are valued using the Black-Scholes Model and are categorized in Level 3 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of May 31, 2020:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 8,953,444	$ -	$ -	$ 8,953,444
Exchange Traded Fund	195,424	-	-	195,424
Warrant	-	-	52,576	52,576
Short-Term Investments	1,972	-	-	1,972
	$ 9,150,840	$ -	$ 52,576	$ 9,203,416

*Industry classifications for these categories are detailed in the Schedule of Investments.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

The following table sets forth a summary of the changes in the fair value of the Fund’s Level 3 investments for the six months ended May 31, 2020:

	Balance as of November 30, 2019	Purchases/ (Sales)	Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Balance as of May 31, 2020
Warrant	$ 45,412	$ -	$ -	$ 7,164	$ 52,576
	$ 45,412	$ -	$ -	$ 7,164	$ 52,576

The following information about significant unobservable inputs (Level 3) for the Fund as of May 31, 2020:

Asset Categories	Fair Value	Valuation techniques	Unobservable Input	Input Values
Warrant	$ 52,576	Black-Scholes Model	Volatility	75%

The total change in unrealized appreciation included in the statement of operations attributable to level 3 investments still held at May 31, 2020 was $52,576.

NOTE 4. DERIVATIVE TRANSACTIONS

As of May 31, 2020, the location of the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Asset Categories	Location	Total
Warrant	Investment in securities at value	$ 52,576

Unrealized gains and losses on derivative contracts entered into by the Fund during the six months ended May 31, 2020, are recorded in the following location on the Statement of Operations:

Net change in unrealized appreciation/(depreciation) on:	Location	Total
Warrant	Net change in unrealized Appreciation on warrants	$ 7,164

The Fund considers the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of its derivative activities during the six months ended May 31, 2020.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

Average notional value of:

Warrant

$ 137,708

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities, which require that the Fund disclose: a) how and why an entity uses derivative instruments and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended May 31, 2020, the Advisor earned a fee of $45,877 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  November 30, 2020. For the six months ended May 31, 2020, the Advisor waived or reimbursed the Fund for $17,012. At May 31, 2020, the Fund owed the Advisor $5,980 for management fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). At November 30, 2019, amounts subject to future recoupment are as follows:

Recoverable Through	Amount Recoverable
November 30, 2022	$20,789

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the six months ended May 31, 2020, the Advisor earned a fee of $4,588 from the Fund under the Administrative Agreement.  At May 31, 2020, the Fund owed the Advisor $1,410 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the six months ended May 31, 2020, were $11,469.  For the six months ended May 31, 2020, the Advisor received 12b-1 fees of $7,747.

NOTE 6. INVESTMENTS

For the six months ended May 31, 2020, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 862,234
Sales	$ 1,393,948

NOTE 7. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at May 31, 2020, was $7,762,554. Capital share transactions for the six months ended May 31, 2020 and year ended November 30, 2019, respectively, were as follows:

	Six Months Ended 5/31/20		Year Ended 11/30/19
	Shares	$ Amount	Shares	$ Amount
Shares sold	2,858	$ 53,858	7,387	$ 140,643
Shares redeemed	(27,701)	(519,399)	(60,149)	(1,145,580)
Net decrease	(24,843)	$ (465,541)	(52,762)	$(1,004,937)

For the six months ended May 31, 2020, the shares redeemed amounts include account servicing fees of $3,908 which were used to offset Transfer Agent fees on the Statement of Operations.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the six months ended May 31, 2020, no redemption fees were collected by the Fund from shareholder transactions and the year ended November 30, 2019, $6 was collected of redemption fees from shareholder transactions.

NOTE 8.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2019, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$2,662,387
Post-December Ordinary Losses	(131,642)
Capital Loss Carryforwards	(792,845)
Total Distributable Earnings, Net	$1,737,900

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2019, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ -	$ 9,206	$ 131,642	$ 176,074

As of November 30, 2019, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Long-term non-expiring	$ 507,183
Short-term non-expiring	285,662
Total	$ 792,845

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

The Fund has recorded a reclassification in the capital accounts. As of November 30, 2019, the Fund recorded permanent book/tax differences of $188,784 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

As of May 31, 2020, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

Gross unrealized appreciation on investment securities	$ 3,442,343
Gross unrealized depreciation on investment securities	(1,142,762)
Net unrealized appreciation on investment securities	$ 2,299,581

Tax Cost of investment securities *	$ 6,903,835

* Includes short-term investment.

No distributions were paid by the Fund for the six months ended May 31, 2020 and year ended November 30, 2019.

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 10.  SECTOR RISK

If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the technology sector, the materials sector or the pharmaceutical/health care sector, it will be affected by developments affecting the applicable sector.  All three sectors are subject to changing government regulations that may limit profits and restrict services offered.  Companies in these sectors also may be significantly affected by intense competition.  In addition, technology and pharmaceutical/health care products may be subject to rapid obsolescence.

NOTE 11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2020 (UNAUDITED)

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

May 31, 2020 (UNAUDITED)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. Please note that the expenses shown in the table are meant to highlight your ongoing costs (in dollars) only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2019 through May 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2019	May 31, 2020	December 1, 2019 to May 31, 2020

Actual	$1,000.00	$976.93	$12.11
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.75	$12.33

* Expenses are equal to the Fund's annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2020 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (71)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (83)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (71)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	Council for Economic Education since 2018.
Benjamin M. Bratt (27)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the six months ended May 31, 2020, each Director was paid a fee of $3,125.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones, Esquire

20770 Hwy 281 N, Suite 108-619

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2.  Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 369 Lexington Avenue, 20th Floor, New York, NY  10017.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     August 3, 2020

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  August 3, 2020

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  August 3, 2020

* Print the name and title of each signing officer under his or her signature.